UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2007

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-29092	54-1708481
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7901 Jones Branch Drive, McLean, VA 22102

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (703) 902-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Item 1.01	Entry into a Material Definitive Agreement

By Form 8-K dated February 23, 2007, PRIMUS Telecommunications Group, Incorporated (“Group”) and PRIMUS Telecommunications Holding, Inc. (“Holding”), a wholly-owned subsidiary of Group, reported the receipt of unanimous consent to an amendment to their existing $100 million Term Loan facility with Lehman Brothers Inc. (as arranger), Lehman Commercial Paper Inc. (as syndication agent and administrative agent) and the several lenders thereto, due 2011 (“Term Loan”). Among other things, the Term Loan amendment enabled PRIMUS Telecommunications IHC, Inc. (“IHC”), a wholly-owned subsidiary of Holding, to issue up to $200 million of existing authorized indebtedness in the form of newly authorized secured notes with a second lien security position (“Second Lien Notes”).

Subsequently, IHC issued in a private transaction $33 million principal amount of 14 1/4% Second Lien Notes, due 2011 (the “14 1/4% Second Lien Notes”), in exchange for $41 million principal amount of outstanding Group 12 3/4% Senior Notes, due 2009 (the “12 3/4% Senior Notes”) (the “Exchange Transaction”). IHC also agreed to issue for cash in a private transaction an additional $24 million principal amount in 14 1/4% Second Lien Notes to certain of the participants in the Exchange Transaction.

Certain of the agreements related to the foregoing events are attached hereto as exhibits. See Item 9.01 below.

Item 9.01.	Exhibits

Exhibit No.	Description

4.1	Supplemental Indenture dated as of February 26, 2007 (previously filed and incorporated by reference to Exhibit 4.1 of Form 8-K dated as of February 23, 2007).

4.2

Indenture, dated as of February 26, 2007, between Primus Telecommunications IHC, Inc., Primus Telecommunications Group, Incorporated, Primus Telecommunications Holding, Inc., and U.S. Bank National Association, as Trustee (the 14 1/4% Notes Indenture”).

4.3	Registration Rights Agreement of Primus Telecommunications IHC, Inc., dated February 26, 2007 concerning its 14 1/4% Second Lien Notes due 2011 (the “14 1/4% Second Lien Notes”).

4.4	Collateral Agreement, dated as of February 26, 2007, made by each of the signatories (together with any future party hereto), in favor of U.S. Bank National Association, as collateral agent for the holders of the 14 1/4% Second Lien Notes issued by Primus Telecommunications IHC, Inc. pursuant to the 14 1/4% Notes indenture.

4.5	Intercreditor Agreement, dated as of February 26, 2007, among Primus Telecommunications Holding, Inc., Primus Telecommunications Group, Incorporated, Primus Telecommunications IHC, Inc., Lehman Commercial Paper Inc., as administrative agent for the participants under the Term Loan Agreement, and U.S. Bank National Association, as collateral agent for the 14 1/4% Second Lien Notes.

10.1

Second Amendment as of February 22, 2007, to the Term Loan Agreement, dated as of February 18, 2005 (as amended, supplemented or otherwise modified in writing from time to time), among PRIMUS Telecommunications Group, Incorporated and PRIMUS Telecommunications Holding, Inc., the several banks and other financial institutions or entities from time to time parties thereto, Lehman Brothers Inc., as advisor, Lehman Brothers Commercial Paper, Inc., as syndication agent and administrative agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

Dated March 16, 2007	By:	/s/ THOMAS R. KLOSTER
	Name:	Thomas R. Kloster
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

4.1	Supplemental Indenture dated as of February 26, 2007 (previously filed and incorporated by reference to Exhibit 4.1 of Form 8-K dated as of February 23, 2007).

4.2

Indenture, dated as of February 26, 2007, between Primus Telecommunications IHC, Inc., Primus Telecommunications Group, Incorporated, Primus Telecommunications Holding, Inc., and U.S. Bank National Association, as Trustee (the 14 1/4% Notes Indenture”).

4.3	Registration Rights Agreement of Primus Telecommunications IHC, Inc., dated February 26, 2007 concerning its 14 1/4% Second Lien Notes due 2011 (the “14 1/4% Second Lien Notes”).

4.4	Collateral Agreement, dated as of February 26, 2007, made by each of the signatories (together with any future party hereto), in favor of U.S. Bank National Association, as collateral agent for the holders of the 14 1/4% Second Lien Notes issued by Primus Telecommunications IHC, Inc. pursuant to the 14 1/4% Notes indenture.

4.5	Intercreditor Agreement, dated as of February 26, 2007, among Primus Telecommunications Holding, Inc., Primus Telecommunications Group, Incorporated, Primus Telecommunications IHC, Inc., Lehman Commercial Paper Inc., as administrative agent for the participants under the Term Loan Agreement, and U.S. Bank National Association, as collateral agent for the 14 1/4% Second Lien Notes.

10.1

Second Amendment as of February 22, 2007, to the Term Loan Agreement, dated as of February 18, 2005 (as amended, supplemented or otherwise modified in writing from time to time), among PRIMUS Telecommunications Group, Incorporated and PRIMUS Telecommunications Holding, Inc., the several banks and other financial institutions or entities from time to time parties thereto, Lehman Brothers Inc., as advisor, Lehman Brothers Commercial Paper, Inc., as syndication agent and administrative agent.